UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to Classify Common Units of the Operating Partnership

On June 10, 2025, ExchangeRight Income Fund, a Maryland statutory trust (the “Company”), which is the general partner of ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), which is the operating partnership of the Company, entered into an amendment to the Amended and Restated Limited Partnership Agreement of the Operating Partnership dated as of April 4, 2022 (as so amended, the “Partnership Agreement”), to classify and designate four new classes of common units of the Operating Partnership designated as Class D Common Units, Class ER-D Common Units, Class ER-A Common Units, and Class ER-S Common Units, as well as rename the existing Class ER Common Units ( the “Legacy Class ER Common Units”) as Class ER-I Common Units. Other than the name change, the Class ER-I Common Units are identical to the Legacy Class ER Common Units in all respects, including as it relates to preferences, rights, voting powers, restrictions, and limitations. The amendment to the Partnership Agreement was effectuated pursuant to an Amendment to Classify Common Units dated June 10, 2025 (the “Amendment”) authorized pursuant to Section 4.3 of the Partnership Agreement and approved by the Company as the general partner of the Operating Partnership and became effective upon execution. The Amendment did not require the approval of the limited partners of the Operating Partnership.

Pursuant to the Amendment, the Class D, Class ER-I, Class ER-D, Class ER-A, and Class ER-S Common Units generally have the rights, preferences, and obligations set forth below.

Terms of the Class D Common Units

The Class D Common Units are a new class of common unit of the Operating Partnership, which also constitute Junior Units of the Operating Partnership (as defined in the Partnership Agreement), entitling the holder thereof to the rights of a common unit as provided in the Partnership Agreement and which corresponds to a Class D Common Share of the Company (as described in Item 5.03 below). With respect to distributions payable to Junior Units under the Partnership Agreement, the holders of Class D Common Units are entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class ER-I Common Units, Class ER-D Common Units, Class ER-A Common Units, Class ER-S Common Units, and Class A 721 Common Units of the Operating Partnership, and, except as may be provided in the terms of any other class of common units, pro rata, based on the total number of Class D Common Units outstanding and by the total number of common units of such other classes outstanding, in each case as of the record date for such distribution.

The Class D Common Units are subject to mandatory conversion upon the occurrence of certain events. In this regard, each Class D Common Unit will automatically and without any action on the part of the unitholder convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event (defined below), unless, at least five days before the effective date of such Conversion Event, the Company, as general partner, determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event. Any such determination will not preclude the conversion of Class D Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event. For these purposes, a “Conversion Event” is defined in the Partnership Agreement to generally mean (i) the listing of any class of the Company’s shares on a national securities exchange pursuant to a public offering, or (ii) any merger, consolidation, transfer of all or substantially all of the assets or other business combination of the Operating Partnership or the Company, as a result of which all outstanding Company shares are cancelled in exchange for the right to receive cash or securities that have been, as of the closing date of such transaction, listed on a national securities exchange for at least 180 days, or a combination thereof.

Except as otherwise described above, the Class D Common Units have all the other rights, preferences, and obligations of the common units under the Partnership Agreement.

Terms of the Class ER-I, ER-D, ER-A, and ER-S Common Units

As referenced above, effective as of June 10, 2025, the Legacy Class ER Common Units were renamed the “Class ER-I Common Units.” Pursuant to the Amendment, the other three new classes of common units of the Operating Partnership are the Class ER-D Common Units, Class ER-A Common Units, and Class ER-S Common Units. The terms, conditions, rights, preferences, and obligations of the Class ER-I, ER-D, ER-A, and ER-S Common Units are substantially similar to each other, but are substantially dissimilar to the other classes of common units of the Operating Partnership.

The Class ER-I, ER-D, ER-A, and ER-S Common Units constitute Junior Units of the Operating Partnership (as defined in the Partnership Agreement), entitling the holder thereof to the rights of a common unit as provided in the Partnership Agreement, with each such class corresponding to the Class ER-I, ER-D, ER-A, and ER-S Common Shares of the Company, respectively (as described in Item 5.03 below). With respect to distributions payable to Junior Units under the Partnership Agreement, the holders of Class ER-I, ER-D, ER-A, and ER-S Common Units are entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, Class D Common Units, and Class A 721 Common Units of the Operating Partnership, and, except as may be provided in the terms of any other class of common units, pro rata, based on the total number of Class ER-I, ER-D, ER-A, or ER-S Common Units, as applicable, outstanding and by the total number of common units of such other classes outstanding, in each case as of the record date for such distribution.

Each of the Class ER-I, ER-D, ER-A, and ER-S Common Units are subject to mandatory conversion upon the occurrence of certain events. In this regard, each Class ER-I, ER-D, ER-A, and ER-S Common Unit will automatically and without any action on the part of the unitholder convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five days before the effective date of such Conversion Event, the Company, as general partner, determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event. Any such determination will not preclude the conversion of Class ER-I, ER-D, ER-A, or ER-S Common Units, as applicable, into Class I Common Units in connection with the occurrence of any successive Conversion Event.

Each of the Class ER-I, ER-D, ER-A, and ER-S Common Units are also subject to the optional conversion rights of the Company, as general partner of the Operating Partnership. In this regard, from and after the fifth anniversary of the closing date of a Class ER-I, ER-D, ER-A, or ER-S Common Unit holder’s purchase of the applicable class of such common units, the Company, as general partner on behalf of the Operating Partnership, will have the right to cause each such unitholder, without any action on the part of the unitholder, to convert any or all of such holder’s Class ER-I, ER-D, ER-A, or ER-S Common Units, as applicable, into an equal number of Class I Common Units, on a 1:1 basis. The Company will provide written notice to the affected unitholder of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

Except as otherwise described above, the Class ER-I, ER-D, ER-A, and ER-S Common Units have all the other rights, preferences, and obligations of the common units under the Partnership Agreement.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth below under Item 5.03 are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, the managers of ExchangeRight Real Estate, LLC (ExchangeRight”), which is the manager of ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which is the sole trustee of the Company, appointed Timothy Williams to serve as the Director of Asset Management and Senior Controller of the Company, and as such he will serve in the same capacity for the Company, effective June 10, 2025.

Mr. Williams, who is 35 years old, joined ExchangeRight in 2021 as Senior Controller and expanded his role to oversee asset management in 2023. Mr. Williams is focused on leading his team to proactively manage ExchangeRight’s assets by overseeing tenant relations, strategic leasing initiatives, and stewardship of the physical properties. Mr. Williams began his career at PricewaterhouseCoopers in the private company services audit practice, where he served family-owned and private equity-backed organizations in the Minneapolis, MN area. He later spent six years at McCoy Group, where he led the accounting function for the transportation division and contributed to strategic acquisitions and divestitures. Mr. Williams holds both B.A. and Masters degrees in Accounting from the University of Northern Iowa, graduating in 2013. He also earned national recognition with the prestigious Elijah Watt Sells Award for outstanding performance on the May 2013 CPA exam.

Mr. Williams did not enter into an employment agreement in connection with his appointment. There is no arrangement or understanding between Mr. Williams and any other persons or entities pursuant to which Mr. Williams was appointed as Director of Asset Management and Senior Controller. There is no family relationship between Mr. Williams and any manager of ExchangeRight or any executive officer of the Company, and there are no transactions between the Company and Mr. Williams that require disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Declaration of Trust of the Company

On June 10, 2025, ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which is the sole trustee of the Company, approved and adopted the Third Amended and Restated Declaration of Trust of the Company (the “Amended Declaration of Trust”), which became effective upon its approval. Pursuant to the Amended Declaration of Trust, the Company (i) classified and designated an unlimited number of shares of four new classes of common shares of beneficial interest, $0.01 par value per share (“Common Shares”), of the Company designated as Class D Common Units, Class ER-D Common Units, Class ER-A Common Units, and Class ER-S Common Units, and (ii) renamed the existing Class ER Common Shares ( the “Legacy Class ER Common Shares”) as Class

ER-I Common Shares. Other than the name change, the Class ER-I Common Shares are identical to the Legacy Class ER Common Shares in all respects, including as it relates to preferences, rights, voting powers, restrictions, and limitations. The approval of the Amended Declaration of Trust did not require the approval of the Company’s shareholders.

Pursuant to the Amendment, the Class D, Class ER-I, Class ER-D, Class ER-A, and Class ER-S Common Shares generally have the rights, preferences, and obligations set forth below.

Terms of the Class D Common Shares

Subject to the provisions of applicable law and the rights of the holders of any outstanding equity shares of any other class or series of the Company, and except as may be provided with respect to any class or series of Common Shares, the holders of Class D Common Shares are entitled to receive ratably such dividends and other distributions as may be authorized by the Trustee, in its discretion, from funds legally available therefor, and declared by the Company. In the event of the dissolution of the Company, holders of the Class D Common Shares, along with the holders of the other classes of Common Shares, are entitled to receive the net assets of the Company after any preferential amounts required to be paid or distributed to holders of outstanding equity shares of any other class or series. Holders of Class D Common Shares do not have any preemptive or appraisal rights.

Each Class D Common Share held in a shareholder’s account will automatically and without any action on the part of the shareholder thereof convert into a number of Class I Common Shares equal to the Class D Conversion Rate (as defined below) upon a Conversion Event, unless, at least five days before the effective date of such Conversion Event, the Trustee determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination will not preclude the conversion of Class D Common Shares into Class I Common Shares in connection with the occurrence of any successive Conversion Event. The “Class D Conversion Rate” means a fraction, the numerator of which is the net asset value (“NAV”) of the Company allocable to the Class D Common Shares, divided by the number of outstanding Class D Common Shares, and the denominator of which is the NAV of the Company allocable to the Class I Common Shares, divided by the number of outstanding Class I Common Shares immediately prior to the Conversion Event. Except as may otherwise be specified in the Amended Declaration of Trust, each Class D Common Share entitles the holder thereof to one vote on each matter upon which the holders of Common Shares are entitled to vote.

No upfront selling commissions will be paid to any registered broker-dealer placement agent engaged in connection with the offering of the Class D Common Shares. ExchangeRight Securities, LLC (the “Dealer Manager”), may receive an ongoing fee of 0.25% per annum of the initial subscription price of the Class D Common Shares (the “Class D Dealer Manager Fee”) from declared distributions, not from offering proceeds, to reimburse ExchangeRight Real Estate, LLC, which is the manager of the Trustee and the sponsor of the Company (“ExchangeRight”), for its costs associated with providing the holders of Class D Common Shares and their registered investment advisers or representatives with access to various custodians and/or platforms. Should the custodians and/or platforms and related expenses not be required or are less than the 0.25% per annum amount described above, such amount shall be eligible to be rebated to the applicable holder of the Class D Common Shares. The Class D Dealer Manager Fees are paid monthly in arrears, subject to declared distributions.

The Company intends to offer the Class D Common Shares to prospective investors pursuant to a private placement offering (the “Private Offering”) conducted under Rule 506(c) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The purchase price for the Class D Common Shares will be $27.37 per share and applicable for subscriptions closing from and after July 1, 2025. The net current yield of the Class D Common Shares will be 6.10% annualized, which is calculated as the most recent annualized monthly distribution for May 2025 divided by the purchase price. The Company has updated the offering materials for the Private Offering, including the confidential private placement memorandum and subscription documents, which are available on the Company’s website at: www.exchangeright.com/the-essential-income-reit. The Class D Common Shares offered in the Private Offering have not been, and will not be, registered under the Securities Act and may not be offered or sold in any state absent registration or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer or solicitation is not authorized and does not constitute an offer within any jurisdiction to any person to whom such offer would be unlawful. The offering of Class D Common Shares in the Private Offering will only be made pursuant to the confidential private placement memorandum prepared by the Company for the Private Offering, which will be made available to interested investors.

Except as otherwise may be set forth above, the preferences, rights, restrictions, limitations, terms, and conditions of the Class D Common Shares are identical to those of the Company’s Class I, Class A, and Class S Common Shares (except for certain conversion rights with respect to the Class A and Class S Common Shares as set forth in the Amended Declaration of Trust). As such, the Company considers the preferences, rights, voting powers, restrictions, and limitations of the Class D Common Shares to be substantially similar to the Company’s existing Class I, A, and S Common Shares.

Terms of the Class ER-I, ER-D, ER-A, and ER-S Common Shares

As referenced above, effective as of June 10, 2025, the Legacy Class ER Common Shares were renamed the “Class ER-I Common Shares.” Pursuant to the Amended Declaration of Trust, the other three new classes of Common Shares of the Company are the Class ER-D Common Shares, Class ER-A Common Shares, and Class ER-S Common Shares. The terms, conditions, rights, preferences, and obligations of the Class ER-I, ER-D, ER-A, and ER-S Common Shares are substantially similar to each other, but are substantially dissimilar to the other classes of Common Shares of the Company. As of the date of this Current Report on Form 8-K, the Company had 754,917 Class ER-I Common Shares outstanding held of record by 146 holders, and there were no issued and outstanding Class ER-D, ER-A, or ER-S Common Shares.

Each holder of Class ER-I, ER-D, ER-A, and ER-S Common Shares (each, a “Class ER Common Shareholder”) will have the right, upon the seventh anniversary of the closing date of a shareholder’s purchase of Class ER-I, ER-D, ER-A, or ER-S Common Shares, as applicable (subject to three one-year extensions in the Trustee’s discretion), to require the Company to redeem the applicable Class ER-I, ER-D, ER-A, or ER-S Common Shares, in whole or in part, held by such shareholder. Each Class ER Common Shareholder desiring to exercise the redemption rights must give written notice of redemption to the Company at least 15 calendar days prior to the scheduled redemption date. Subject to applicable law, the Company will effect any redemption by paying cash for each Class ER-I, ER-D, ER-A, or ER-S Common Share, as applicable, to be redeemed equal to the original purchase price per share paid by the redeeming shareholder for the Class ER-I, ER-D, ER-A, or ER-S Common Shares, as applicable. The Class ER-I, ER-D, ER-A, and ER-S Common Shares have no other redemption rights and are not eligible for repurchase or redemption under the Company’s share repurchase program.

The Class ER-I, ER-D, ER-A, and ER-S Common Shares are subject to conversion under certain circumstances. First, the Class ER-I, ER-D, ER-A, and ER-S Common Shares are subject to mandatory conversion upon a Conversion Event (which, for these purposes, has a similar definition under the Amended Declaration of Trust as under the Partnership Agreement). In this regard, each Class ER-I, ER-D, ER-A, and ER-S Common Share will automatically and without any action on the part of the shareholder convert into an equal number of Class I Common Shares, Class D Common Shares, Class A Common Shares, or Class S Common Shares of the Company, respectively, on a 1:1 basis, upon a Conversion Event, unless, at least five days before the effective date of such Conversion Event, the Trustee determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event. Any such determination will not preclude the conversion of Class ER-I, ER-D, ER-A, or ER-S Common Shares, as applicable, into Class I Common Shares, Class D Common Shares, Class A Common Shares, or Class S Common Shares, respectively, in connection with the occurrence of any successive Conversion Event.

The holders of Class ER-I, ER-D, ER-A, and ER-S Common Shares also have certain optional conversion rights, as described below. In this regard, each Class ER-I, ER-D, ER-A, and ER-S Common Share will be convertible, at the option of the holder thereof, upon the seventh anniversary of the closing date of a shareholder’s purchase of Class ER-I, ER-D, ER-A, or ER-S Common Shares, as applicable (subject to three one-year extensions in the Trustee’s discretion), into an equal number of Class I Common Shares, Class D Common Shares, Class A Common Shares, or Class S Common Shares, respectively, on a 1:1 basis. In order for a holder of Class ER-I, ER-D, ER-A, or ER-S Common Shares to convert such shares into Class I Common Shares, Class D Common Shares, Class A Common Shares, or Class S Common Shares, such holder will be required to provide written notice of conversion to the Company and Trustee and surrender any certificates for such shares converted.

The Class ER-I, ER-D, ER-A, and ER-S Common Shares are also subject to the optional conversion rights of the Company. In this regard, from and after the fifth anniversary of the closing date of a Class ER Common Shareholder’s purchase of Class ER-I, ER-D, ER-A, or ER-S Common Shares, as applicable, the Trustee, on behalf of the Company, will have the right to cause each Class ER Common Shareholder, without any action on the part of the shareholder, to convert any or all of such holder’s Class ER-I, ER-D, ER-A, or ER-S Common Shares, as applicable, into an equal number of Class I Common Shares, Class D Common Shares, Class A Common Shares, or Class S Common Shares, respectively, on a 1:1 basis. The Trustee will provide written notice to the affected shareholder of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

Except as otherwise specifically set forth above, the Class ER-I, ER-D, ER-A, and ER-S Common Shares have the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions as the Common Shares generally.

No upfront selling commissions will be paid to any registered broker-dealer placement agent engaged in connection with the offering of the Class ER-I or ER-D Common Shares. Upfront selling commissions of 6.5% and 3.5% of the gross offering price of the shares sold in the offering will be paid to the registered broker-dealer placement agents engaged in connection with the offering of the Class ER-A and ER-S Common Shares, respectively. The Dealer Manager may receive an ongoing fee of 0.25% per annum of the initial subscription price of the Class ER-D Common Shares and Class ER-S Common Shares, as applicable (the “Class ER Dealer Manager Fee”) from declared distributions, not from offering proceeds, to reimburse ExchangeRight for its costs associated with providing the holders of Class ER-D and ER-S Common Shares and their registered investment advisers or representatives with access to various custodians and/or platforms; provided that, the Class ER Dealer Manager Fee with respect to the Class ER-S Common Shares is payable until such fee, together with selling commissions and shareholder servicing fees, equals 8.75% of the gross offering price of the Class ER-S Common Shares sold in the offering. Should the custodians and/or platforms and related expenses not be required or are less than the 0.25% per annum amount described above, such amount shall be eligible to be rebated to the applicable holder of the Class ER-D or ER-S Common Shares, as the case may be. The Class ER Dealer Manager Fees are paid monthly in arrears, subject to declared distributions.

The foregoing description of the Amended Declaration of Trust is a summary and is qualified in its entirety by reference to the full text of the Amended Declaration of Trust, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On June 10, 2025, the Trustee approved the Second Amended and Restated Dividend Reinvestment and Direct Share Purchase Plan of the Company (the “Amended DRIP”). Pursuant to the Amended DRIP, the Company added the holders of Class D Common Units of the Operating Partnership as eligible participants to have their cash distributions from the Operating Partnership reinvested in the Company’s Class D Common Shares and to make optional cash purchases of the Company’s Class I Common Shares. In addition, the Amended DRIP provides that (i) participants who are holders of the Class ER-I, ER-D, ER-A, and ER-S Common Shares of the Company will have their cash dividends from the Company reinvested in the Company’s Class I, Class D, Class A, and Class S Common Shares, respectively; and (ii) participants who are holders of Class I Common Units and Class A 721 Common Units of the Operating Partnership will have their cash distributions from the Operating Partnership reinvested in the Company’s Class I Common Shares. By the terms of the Amended DRIP, the holders of Class ER-I, ER-D, ER-A, and ER-S Common Shares are eligible participants in the plan. No other amendments were made to the plan pursuant to the Amended DRIP.

The foregoing is a summary of the Amended DRIP and is qualified in its entirety to the full terms of the Amended DRIP, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. The Company also posted the Amended DRIP on the Company’s website at www.exchangeright.com/the-essential-income-reit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Third Amended and Restated Declaration of Trust of ExchangeRight Income Fund dated June 10, 2025.
10.1	Amendment to Classify Common Units of ExchangeRight Income Fund Operating Partnership, LP dated June 10, 2025.
10.2	Second Amended and Restated Dividend Reinvestment and Direct Share Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	June 10, 2025	By:	/s/ David Fisher
David Fisher Executive Managing Principal